                                                                EXHIBIT 10.5



                       AFFILIATE SUBORDINATION AGREEMENT


          AFFILIATE SUBORDINATION AGREEMENT (as the same may be amended, modified, supplemented, waived, extended or restated from time to time, this "Agreement") dated as of December 22, 1994 among COMCAST CORPORATION, a corporation duly organized and validly existing under the laws of the Commonwealth of Pennsylvania, COMCAST MH HOLDINGS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"), any affiliate of the Borrower that shall have become a party hereto pursuant to Section 5.09 hereof (together with Comcast, each a "Subordinated Lender") and NATIONSBANK OF TEXAS, N.A., as Administrative Agent under the Credit Agreement dated as of December 22, 1994 (as the same may be amended, modified, supplemented, waived, extended or restated from time to time, the "Credit Agreement"), among the Borrower, the Banks listed on the signature pages thereof, The Chase Manhattan Bank (National Association), NationsBank of Texas, N.A. and The Toronto-Dominion Bank, as Arranging Agents, The Bank of New York, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce and Morgan Guaranty Trust Company of New York, as Managing Agents, and the Administrative Agent (together with the Managing Agents, the Arranging Agents and the Banks, the "Senior Lenders").

          To induce the Senior Lenders to enter into the Credit Agreement and the Interest Rate Protection Agreements, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subordinated Lenders, the Borrower and the Administrative Agent wish to enter into this Agreement pursuant to which the Subordinated Lenders and the Borrower will agree that certain obligations of the Borrower to the Subordinated Lenders shall be subordinate in right of payment to the Senior Obligations (as herein defined). Accordingly, the Subordinated Lenders, the Borrower and the Administrative Agent hereby agree as follows:

          Section 1.  Definitions.  Capitalized terms used but not defined
                      -----------
herein shall have the meanings assigned to such terms in the Credit Agreement. The following terms, as used herein, shall have the following meanings:

          "Affiliate Subordinated Obligations" shall mean (a) all Indebtedness,
           ----------------------------------
whether principal or interest, from time to time owing by the Borrower or any of its Subsidiaries to any Subordinated Lender and (b) all Management Fees and deferred programming expenses from time to time owing by the Borrower or any of its Subsidiaries to any Subordinated Lender.

          "Affiliate Supplement" shall mean a supplement to this Agreement
           --------------------
substantially in the form of Exhibit A hereto.

          "Senior Credit Agreements" shall mean the Credit Agreement, the
           ------------------------
promissory notes of the Borrower issued pursuant thereto and any Interest Rate Protection Agreements between the Borrower and any Bank.

          "Senior Lenders" shall have the meaning assigned to such term in the
           --------------
preamble to this Agreement.

          "Senior Obligations" shall mean, collectively, all rights to payment
           ------------------
of principal, premium, interest (including interest accruing after the commencement of any proceeding under any Federal or state bankruptcy, insolvency, receivership or similar law, regardless of whether a claim therefor is allowable as a claim in such proceeding under applicable law), fees, expenses and other sums payable, however denominated, of the Administrative Agent, the Managing Agents, the Arranging Agents and the Banks under the Credit Agreement, the Notes (as defined in the Credit Agreement) and the Pledge Agreements, of each Bank and each Affiliate of a Bank under any Interest Rate Protection Agreement between the Borrower and such Bank or such Affiliate, as the case may be, and any extensions, renewals, refinancings or refundings of any of the Credit Agreement, the Notes and such Interest Rate Protection Agreements, and any and all other past, present or future Liabilities of the Borrower to the Administrative Agent, the Managing Agents, the Arranging Agents or the Senior Lenders under the Loan Documents.

          Section 2.  Representations and Warranties.  Each Subordinated Lender
                      ------------------------------
represents and warrants to the Administrative Agent for the benefit of the Senior Lenders that:

          2.01   Existence.  Comcast and each other Subordinated Lender is an
                 ---------
entity duly organized and validly existing in good standing under the laws of the jurisdiction of its formation.

          2.02  Authority.  The execution, delivery and performance in
                ---------
accordance with its terms by each Subordinated Lender of this Agreement have been duly authorized by all necessary corporate or other entity action and do not and will not violate any provision of law, rules, regulations, or orders or any provision of the charter or by-laws or other organizational documents of such Subordinated Lender or violate, result in the breach of, constitute a default or require any consent under, any Contract to which such Subordinated Lender is a party or by which such Subordinated Lender or its property may be bound. This Agreement has been duly and validly executed and delivered by each Subordinated Lender and constitutes the legal, valid and binding obligation of such Subordinated Lender, enforceable in accordance with its terms, subject as to enforceability (a) to bankruptcy, insolvency, reorganization or moratorium and other similar laws affecting creditors' rights generally and (b) to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

          2.03  Approvals.  No Governmental Approval is required in connection
                ---------
with the execution, delivery and performance in accordance with its terms by each Subordinated Lender of this Agreement.

          Section 3.  Subordination Provisions.  It is intended by the Senior
                      ------------------------
Lenders that the subordination provisions contained in this Agreement shall benefit the Senior Lenders equally (in priority) and ratably in order that the Senior Obligations rank equally in right of payment over the Affiliate Subordinated Obligations. To implement the foregoing (but without limiting the generality thereof as it may apply to other provisions of this Agreement) each Subordinated Lender agrees as follows:

          3.01  Subordination.  Each Subordinated Lender hereby agrees that,
                -------------
except as and to the extent hereinafter provided, the Affiliate Subordinated Obligations are and shall be subordinate and subject in right of payment to the prior payment in full of all of the Senior Obligations, whether or not such Senior Obligations have been voided, disallowed or subordinated pursuant to
Section 548 of the United States Bankruptcy Code or any applicable state fraudulent conveyance laws, whether asserted directly or under Section 544 of the United States Bankruptcy Code. Without limiting the foregoing, each Subordinated Lender also hereby agrees that, (a) except as otherwise provided in
Section 3.02 of this Agreement, it will not ask, demand, sue for, take or receive from the Borrower (other than directing the Borrower to make payment directly to the holders of the Senior Obligations for the purpose of causing the Senior Obligations to be paid), by set-off or in any other manner, payment of the whole or any part of the Affiliate Subordinated Obligations, or any security therefor and (b) without limiting the exception in clause (a) of this Section 3.01, it will not take any action to collect, demand payment of or accelerate all or any portion of the Affiliate Subordinated Obligations (provided that the
                                                              --------
Subordinated Lenders may accelerate the Affiliate Subordinated Obligations if the principal amount of all outstanding Senior Obligations shall have been previously accelerated and may file appropriate proofs of claim in respect of the Affiliate Subordinated Obligations in any bankruptcy or insolvency proceeding of the Borrower), foreclose or otherwise realize upon any security therefor or exercise any of its other rights or remedies against the Borrower that it may have in respect of the Affiliate Subordinated Obligations, in each case unless and until all of the Senior Obligations shall have been fully, finally and indefeasibly paid in cash, whether or not such Senior Obligations have been voided, disallowed or subordinated pursuant to Section

548 of the United States Bankruptcy Code or any applicable state fraudulent conveyance laws, whether asserted directly or under Section 544 of the United States Bankruptcy Code. Each Subordinated Lender hereby irrevocably directs the Borrower to make such prior payment. Each Subordinated Lender further agrees that it will not institute against the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law, until such time as the Senior Obligations have been fully, finally and indefeasibly paid in cash.

          3.02  Certain Payments Permitted  So long as no Default has occurred
                --------------------------
and is continuing (and only to the extent not prohibited by the provisions of any of the Senior Credit Agreements), the Subordinated Lenders may from time to time receive from the Borrower payments on or in respect of the Affiliate Subordinated Obligations. Nothing in this Agreement shall limit the right of the Subordinated Lenders to receive payments on or in respect of the Affiliate Subordinated Obligations so long as the Senior Obligations shall have been indefeasibly paid in full.

          3.03  Distributions, etc.  In furtherance of, and to make effective,
                ------------------
the subordination provided for herein, the Subordinated Lenders further agree as follows:

          (a) In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Borrower or the proceeds thereof, to creditors of the Borrower, or upon any indebtedness of the Borrower, by reason of (1) the liquidation, dissolution or other winding up, partial or complete, of the Borrower or the Borrower's business, (2) any receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors or (3) any proceeding by or against the Borrower for any relief under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, arrangements, reorganizations, compositions or extensions, then and in any such event:

               (i) any payment or distribution of any kind or character, whether in cash, securities or other property which but for this Agreement would be payable or deliverable upon or with respect to any or all of the Affiliate Subordinated Obligations, shall instead be paid or delivered directly to the Administrative Agent for application to the Senior Obligations, whether then due or not due, until the Senior Obligations shall have first been fully, finally and indefeasibly paid in cash and satisfied; and

              (ii) each Subordinated Lender hereby irrevocably authorizes and empowers the Administrative Agent to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor, and to file and/or vote claims and take such other proceedings, in the Administrative Agent's own name or in the name of such Subordinated Lender, or otherwise, as the Administrative Agent may deem necessary or advisable for the enforcement of this Agreement (including, without limitation, the filing of any proof of claim in respect of the Affiliate Subordinated Obligations in any bankruptcy or insolvency proceeding of the Borrower). In furtherance of the foregoing, each Subordinated Lender agrees duly and promptly to take such action as may be reasonably requested by the Administrative Agent to assist in the collection of the Affiliate Subordinated Obligations for the account of the Administrative Agent and/or to file appropriate proofs of claim in respect of the Affiliate Subordinated Obligations, and to execute and deliver to the Administrative Agent on demand such powers of attorney, proofs of claim, assignments of claim or other instruments as may be reasonably requested by the Administrative Agent to enable the Administrative Agent to enforce any and all claims upon or with respect to the Affiliate Subordinated Obligations, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Affiliate Subordinated Obligations.

          (b) If any payment, distribution of security or proceeds of any security are received by any Subordinated Lender upon or in respect of the Affiliate Subordinated Obligations in contravention of the provisions hereof, such Subordinated Lender will forthwith deliver the same to the Administrative Agent in precisely the form received (except for the endorsement or assignment of such Subordinated Lender where necessary), for application to the Senior Obligations, whether then due or not due, and, until so delivered, the same shall be held in trust by such Subordinated Lender as property of the Administrative Agent. In the event of the failure of any Subordinated Lender to make any such endorsement or assignment, the Administrative Agent, or any of its officers or employees, are hereby irrevocably authorized to make the same.

          (c) Each Subordinated Lender agrees that it will not transfer, assign, pledge or encumber the Affiliate Subordinated Obligations or any part thereof or any instrument evidencing the same unless the respective instrument of assignment specifically provides that the assignee takes such Affiliate Subordinated Obligations subject to the provisions of this Agreement and such assignee executes and delivers to the Administrative Agent an instrument in form and substance reasonably satisfactory to the Administrative Agent pursuant to which such assignee agrees to be bound by the provisions of this Agreement. From and after the occurrence of any Default of which any Subordinated Lender has or should reasonably be expected to have knowledge, and for so long as the same shall be continuing, such Subordinated Lender agrees that it will not exchange, forgive, waive or cancel the Affiliate Subordinated Obligations or any part thereof or reduce the principal amount of the Affiliate Subordinated Obligations in whole or in part.

          (d) Without limiting the effect of any of the other provisions hereof, during the continuance of any Default or Event of Default with respect to any Senior Obligation or any default in the payment of any Senior Obligations, no payment of principal, sinking fund, interest or premium (or any other amount) shall be made on or with respect to the Affiliate Subordinated Obligations or any renewals or extensions thereof.

          3.04  Continuing Subordination, etc.  The subordination effected by
                -----------------------------
this Agreement is a continuing subordination, and each Subordinated Lender hereby agrees that at any time and from time to time, without notice to it:

          (a) the time for the Borrower's performance of or compliance with any of its agreements contained in any of the Senior Credit Agreements may be extended or such performance or compliance may be waived by the applicable Senior Lenders;

          (b) any of the acts mentioned in any of the Senior Credit Agreements may be done;

          (c) any of the Senior Credit Agreements may be amended for the purpose of adding any provisions thereto or increasing the amount of, or changing the terms of, the Senior Obligations or changing in any manner the rights of the Administrative Agent, any of the Senior Lenders or the Borrower thereunder;

          (d) payment of any of the Senior Obligations or any portion thereof may be extended; and

          (e) the maturity of any of the Senior Obligations may be accelerated, and any collateral security therefor may be exchanged, sold, surrendered, released or otherwise dealt with, in accordance with the terms of any of the Senior Credit Agreements or any other present or future agreement between the Borrower and the applicable Senior Lenders;

all without impairing or affecting the obligations of such Subordinated Lender hereunder.

          3.05  Waiver of Notice.  Each Subordinated Lender hereby
                ----------------
unconditionally waives notice of the incurring of the Senior Obligations or any part thereof and reliance by any Senior Lender upon the subordination of the Affiliate Subordinated Obligations to the Senior Obligations.

          3.06  Application of Payments.  Whenever any payment or distribution
                -----------------------
shall be paid or delivered to the Administrative Agent pursuant to the provisions of this Section 3 for application to the Senior Obligations, such payment or distribution shall be applied by the Administrative Agent in accordance with Section 9 of the Pledge Agreement.

          3.07  Subrogation.  Subject to the prior indefeasible payment in full
                -----------
in cash of the Senior Obligations, the Subordinated Lenders shall be subrogated to the rights of the Administrative Agent and the Senior Lenders to receive payments or distributions in cash, property or securities of the Borrower applicable to the Senior Obligations until all amounts owing on the Senior Obligations shall be paid in full in cash, and as between and among the Borrower, its creditors other than the Administrative Agent and the Senior Lenders, and the Subordinated Lenders, no such payment or distribution made to the Administrative Agent or the Senior Lenders by virtue of this Agreement which otherwise would have been made to the Subordinated Lenders shall be deemed to be a payment by the Borrower on account of the Senior Obligations, it being understood that the provisions of this Section 3 are intended solely for the purpose of defining the relative rights of the Subordinated Lenders, the Administrative Agent and the Senior Lenders.

          3.08  Certain Agreements.  Each Subordinated Lender agrees that:
                ------------------

          (a) all holders of Senior Obligations, in determining to acquire and retain Senior Obligations, have relied upon the subordination of the Affiliate Subordinated Obligations to the Senior Obligations as provided herein;

          (b) promptly upon the written request of the Administrative Agent, such Subordinated Lender shall take such other action as may be reasonably requested by the Administrative Agent to protect the rights of the Administrative Agent or the Senior Lenders under this Agreement or effectuate the subordination provided herein; and

          (c) the Affiliate Subordinated Obligations shall not at any time be secured by any lien or security interest on property of the Borrower or any Subsidiary of the Borrower.

          Section 4.  Junior Subordinated Indebtedness.  Each Subordinated
                      --------------------------------
Lender hereby agrees that all Affiliate Subordinated

Obligations constituting Junior Subordinated Indebtedness are and shall, subject to the waiver hereof by the holders from time to time of Senior Subordinated Indebtedness, be subordinate and subject in right of payment to the prior payment in full of all Affiliate Subordinated Obligations constituting Senior Subordinated Indebtedness on the same terms and conditions as Affiliate Subordinated Obligations are subordinate and subject in right of payment to the prior payment in full of the Senior Obligations.

          Section 5.  Miscellaneous.
                      -------------

          5.01  Governing Law.  This Agreement shall be governed by and
                -------------
construed in accordance with the law of the State of New York (without giving effect to its choice of law principles).

          5.02  Notices.  Notices and other communications provided for herein
                -------
shall be in writing and shall be delivered or mailed (or delivered by facsimile equipment, the receipt of which is promptly confirmed by telephone) addressed,

          (a) if to Comcast, to it at 1500 Market Street, Philadelphia, Pennsylvania 19102 (telecopy no. (215) 981-7744), Attention: John R. Alchin, Senior Vice President and Treasurer; and

          (b) if to any other party hereto, to it at its address set forth in or determined pursuant to the Credit Agreement or an Affiliate Supplement, as the case may be.

Except as specifically provided in Section 5.06 of this Agreement, all notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given at the time determined pursuant to Section 9.01 of the Credit Agreement.

          5.03  Waivers, etc.  The terms of this Agreement may be waived,
                ------------
altered or amended only by an instrument in writing duly executed by the Subordinated Lenders and the Administrative Agent. Any such amendment or waiver shall be binding upon all Senior Lenders and each other party to this Agreement.

          5.04  Successors and Assigns.  This Agreement shall be binding upon
                ----------------------
and inure to the benefit of the respective successors and assigns of the Subordinated Lenders, the Borrower, the Administrative Agent and each of the Senior Lenders (provided, however, that neither the Subordinated Lenders nor the Borrower shall assign or transfer their rights hereunder without the prior written consent of the Administrative Agent (except as provided under Section 3.03(c) of this Agreement)).

          5.05  Counterparts.  This Agreement may be executed in one or more
                ------------
counterparts and all of such counterparts taken together shall constitute one and the same instrument.

          5.06  Judicial Proceedings; Waiver of Jury Trial.  Any judicial
                ------------------------------------------
proceeding brought against any Subordinated Lender with respect to any claim in any way arising out of, related to or connected with this Agreement may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, each Subordinated Lender (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any such claim and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. Each Subordinated Lender hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 5.02, and service so made shall be deemed completed on the third business day after such service is deposited in the mail. Nothing herein shall affect the right of the Administrative Agent or any Senior Lender to serve process in any other manner permitted by law or shall limit the right of the Administrative Agent or any Senior Lender to bring proceedings against any Subordinated Lender in the courts of any other jurisdiction. To the extent permitted in accordance with applicable law (including applicable law relating to jurisdiction and venue), any judicial proceeding by any Subordinated Lender against the Administrative Agent or any Senior Lender involving any such claim shall be brought only in a court located in the City and State of New York. EACH SUBORDINATED LENDER, THE ADMINISTRATIVE AGENT AND EACH SENIOR LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY SUCH CLAIM.

          5.07  Severability.  Any provision of this Agreement which is
                ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in such jurisdiction, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          5.08  Immunities of Administrative Agent.  The Administrative Agent's
                ----------------------------------
performance of its duties hereunder shall in all respects be subject to and governed by the Credit Agreement. Nothing contained herein shall be construed to enlarge the degree of responsibility or discretion or the duty of care to be exercised by the Administrative Agent beyond those expressly set forth in the Credit Agreement. Without limiting the generality of the foregoing, the parties hereto agree that the Administrative Agent shall, with respect to all of its rights, obligations and duties under this Agreement, be entitled to all of its rights, protections and immunities provided for under Article 8 of the Credit Agreement as fully and to the same extent as if such provisions were set forth in full herein.

          5.09  Additional Subordinated Lenders.  Any Affiliate of the Borrower
                -------------------------------
may, if not already a party to this Agreement, become a party hereto by the execution and delivery of an Affiliate Supplement in the form of Exhibit A hereto. Upon delivery thereof to the Administrative Agent, such Affiliate shall be and become a Subordinated Lender for all purposes hereof as fully and to the same extent as if it were an original signatory hereto and shall be deemed to have made the representations and warranties set forth in Section 2 hereof as of the date of execution and delivery of such Affiliate Supplement. Any such Affiliate shall be released from this Agreement and shall cease to be a Subordinated Lender for all purposes hereof upon delivery to the Administrative Agent of an Affiliate Supplement so specifying; provided, however, that no such
                                                --------  -------
release shall be effective if at the time of such delivery any Affiliate Subordinated Obligations owing to such Affiliate are outstanding.

          IN WITNESS WHEREOF, the parties hereto have caused this Affiliate Subordination Agreement to be duly executed as of the day and year first above written.



                                     COMCAST CORPORATION


                                     By: /s/ John R. Alchin
                                        ----------------------------------------
                                        Name: John R. Alchin

                                        Title: Senior Vice President & Treasurer


                                     COMCAST MH HOLDINGS, INC.


                                     By:  /s/ John R. Alchin
                                        ----------------------------------------
                                        Name:  John R. Alchin

                                        Title: Senior Vice President & Treasurer



                                     NATIONSBANK OF TEXAS, N.A.,
                                       as Administrative Agent


                                     By: /s/ Thomas E. Carter
                                        ----------------------------------------
                                        Name: Thomas E. Carter

                                        Title: Senior Vice President

                                                                       Exhibit A
                                                                       ---------

                         FORM OF AFFILIATE SUPPLEMENT

        Affiliate Subordination Agreement dated as of [Agreement Date]
        --------------------------------------------------------------
             among Comcast Corporation, Comcast MH Holdings, Inc.,
             -----------------------------------------------------
               the other Subordinated Lenders party thereto and
               ------------------------------------------------
              NationsBank of Texas, N.A., as Administrative Agent
              ---------------------------------------------------
                   (the "Affiliate Subordination Agreement")
                   -----------------------------------------



          Reference is made to the Affiliate Subordination Agreement as defined above; capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in, or by reference in, the Affiliate Subordination Agreement. The undersigned hereby agrees that upon delivery hereof to the Administrative Agent referred to above,

[the undersigned shall be and become a Subordinated Lender for all purposes of the Affiliate Subordination Agreement as fully and to the same extent as if it were an original signatory thereto and shall be deemed to have made the representations and warranties set forth in Section 2 of the Affiliate Subordination Agreement as of the date of execution and delivery of this Affiliate Supplement.]

[no Affiliate Subordinated Obligations owing to the undersigned are outstanding as of the date hereof and , from and after the date hereof, the undersigned shall cease to be a Subordinated Lender for all purposes of the Affiliate Subordination Agreement and shall be deemed to be released therefrom.]/1/





                                                 [Name of Affiliate]


                                                 By:______________________
                                                    Name:
                                                    Title:
Dated:______________________
                                                 Notice Address:



                                                      Attention:
                                                      Telephone:
                                                      Telecopy:


____________________
/1/  Select either paragraph as appropriate.